_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

July 30, 2004

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100818	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                         None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

The Registrant registered issuances of Mortgage Pass-Through Certificates, Series 2004-9 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $959,575,100 aggregate principal amount of Class 1A1, Class 1AX, Class 1A2, Class 2A1, Class 3A1, Class 3A2, Class 4A1, Class 5A1, Class 5A2, Class 5A3, Class 5A4, Class 5A5, Class 5A6, Class 5A7, Class 5A8, Class 6A1, Class 7A1, Class B1, Class B2, Class B3 and Class R Certificates (the “Publicly Offered Certificates”) on July 30, 2004.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated July 27, 2004, as supplemented by the Prospectus Supplement dated July 28, 2004, to file a copy of the Master Servicing and Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Publicly Offered Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Publicly Offered Certificates were issued pursuant to a Trust Agreement (the “Master Servicing and Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of July 1, 2004, between GS Mortgage Securities Corp., as depositor, and Wachovia Bank, National Association, as trustee, Chase Manhattan Mortgage Corporation, as master servicer, and JPMorgan Chase Bank, as securities administrator and custodian, which incorporates by reference the Standard Terms to Master Servicing and Trust Agreement, July 2004 Edition (the “Standard Terms”), attached hereto as Exhibit 4.5.2.  The “Certificates” consist of the Publicly Offered Certificates and the Class B4, Class B5 and Class B6 Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund that consists primarily of a pool of hybrid adjustable-rate, amortizing mortgage loans secured by first liens on one- to four-family residential properties with an aggregate outstanding principal balance of approximately $969,268,711 as of July 1, 2004, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Master Servicing and Trust Agreement and the Standard Terms.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

4.5.1

Master Servicing and Master Servicing and Trust Agreement, dated as of July 1, 2004, between GS Mortgage Securities Corp. and Wachovia Bank, National Association, as trustee, and JPMorgan Chase Bank, as securities administrator and custodian

4.5.2

Standard Terms to Master Servicing and Master Servicing and Trust Agreement (July 2004 Edition)

4.6

Form of Publicly Offered Certificate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:      /s/ Howard Altarescu

      Name: Howard Altarescu

      Title:   Vice President

Dated:  July 30, 2004

EXHIBIT INDEX

Exhibit No.

Description

4.5.1

Master Servicing and Trust Agreement, dated as of July 1, 2004, between GS Mortgage Securities Corp. and Wachovia Bank, National Association, as trustee, and JPMorgan Chase Bank, as securities administrator and custodian

4.5.2

Standard Terms to Master Servicing and Trust Agreement (July 2004 Edition)

4.6

Form of Publicly Offered Certificate